SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
[(Amendment No. ____)]

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Definitive Proxy Statement
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Soliciting Material Pursuant to ss.240.14a-11(c)orss. 240.14a-12

CEDAR SHOPPING CENTERS, INC.

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CEDAR SHOPPING CENTERS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 15, 2004

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cedar Shopping Centers, Inc. (the "Company") will be held at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, 34th Floor, New York, NY 10038, on Tuesday, June 15, 2004 at 4:00 in the afternoon for the following purposes:

1.	To elect six Directors.

2.	To approve the 2004 Stock Incentive Plan.

3.	To approve the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

4.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

          Stockholders of record at the close of business on April 23, 2004, shall be entitled to notice of, and to vote at, the meeting.

By order of the Board of Directors Leo S. Ullman Chairman of the Board

Dated: April 29, 2004
Port Washington, NY

           IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

CEDAR SHOPPING CENTERS, INC.
44 SOUTH BAYLES AVENUE
PORT WASHINGTON, NEW YORK 11050

PROXY STATEMENT

          The accompanying Proxy is solicited by the Board of Directors of Cedar Shopping Centers, Inc., a Maryland corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on June 15, 2004, at 4:00 in the afternoon, or any adjournment thereof, at which stockholders of record at the close of business on April 23, 2004 shall be entitled to vote. The cost of solicitation of proxies will be borne by the Company. The Company may use the services of its directors, officers, employees and others to solicit proxies, personally or by telephone; arrangements may also be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. The Company may reimburse such solicitors for reasonable out-of-pocket expenses incurred by them in soliciting, but no compensation will be paid for their services.

          Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company) or, if a stockholder is present at the Meeting, he may elect to revoke his proxy and vote his shares personally.

          There is being mailed herewith to each stockholder of record the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2003. It is intended that this Proxy Statement and form of Proxy will first be sent or given to stockholders on or about April 29, 2004. The Company's website address is www.cedarshoppingcenters.com.

          On April 23, 2004, the Company had outstanding and entitled to vote with respect to all matters to be acted upon at the meeting, 16,456,011 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share of stock held by such holder. The presence of holders representing a majority of all the votes entitled to be cast at the meeting will constitute a quorum at the meeting. In accordance with Maryland law, abstentions, but not broker non-votes, are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each item on the agenda must receive the affirmative vote of a majority of the shares voted at the meeting in order to pass. Abstentions and broker non-votes are not counted in determining the votes cast with respect to any of the matters submitted to a vote of stockholders.

          It is expected that the following business will be considered at the meeting and action taken thereon:

1. ELECTION OF DIRECTORS

          Pursuant to the Certificate of Incorporation and Bylaws, as amended, the director nominees elected at this Meeting will be elected to serve one-year terms that expire upon the date of the next annual meeting or until their respective successors are duly elected and qualified. At the Company's 2003 annual meeting, the stockholders approved the declassification of its Board of Directors. As the result, the Board of Directors is no longer classified; however, this did not affect the director whose term extended beyond such meeting who will be allowed to serve until the expiration of the term for which he was elected.

          It is intended that the accompanying form of Proxy will be voted for the nominees set forth below, each of whom is presently a director of the Company. If some unexpected occurrence should make necessary, in the Board of Directors' judgment, the substitution of some other person or persons for these nominees, shares will be voted for such other persons as the Board of Directors may select.

          The Board of Directors is not aware that any nominee may be unable or unwilling to serve as a director. The following table sets forth certain information with respect to the nominees and also with respect to the director whose term of office will continue after this Meeting.

NOMINEES FOR ELECTION

Name	Age	Principal Occupation and Positions Held	Served as a Director Since

James J. Burns	64	Mr. Burns has been Chief Financial Officer and Senior Vice President of Wellsford Real Properties, Inc. since December 2000. He joined Wellsford in October 1999 as Chief Accounting Officer upon his retirement from Ernst & Young in September 1999. Mr. Burns was previously a Senior Audit Partner with Ernst & Young's Kenneth Leventhal Real Estate Group for 22 years. Mr. Burns is also a director of One Liberty Properties, Inc., a net lease real estate investment trust with ownership interests in various types of properties. Mr. Burns is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.	2001

Richard Homburg	54	Mr. Homburg was a director of the Company and chairman of the Company's Board of Directors from November 1999 to August 2000, and a director again since December 18, 2002. Mr. Homburg was born and educated in the Netherlands. Mr. Homburg was the president and CEO of Uni-Invest N.V., a publicly listed Dutch real estate fund, from 1991 until 2000. In 2002, an investment group purchased 100% of the shares of Uni-Invest N.V., taking it private, at which time it was one of the largest real estate funds in the Netherlands with assets of approximately $2.5 billion CDN. Mr. Homburg is chairman and CEO of Homburg Invest, Inc. and president of Homburg Invest USA, Inc. In addition to his varied business interests, Mr. Homburg has served on many boards. Previous positions held by Mr. Homburg include president and director of the Investment Property Owners of Nova Scotia, Evangeline Trust and World Trade Center in Eindhoven, the Netherlands, as well as director or advisory board member of other large charitable organizations.	2002

Everett B. Miller, III	58	Mr. Miller is vice president of alternative investments at YMCA Retirement Fund. In March 2003, Mr. Miller was appointed to the Real Estate Advisory Committee of the New York State Common Retirement Fund. Prior to his retirement from Commonfund Realty, Inc., a registered investment advisor, in May 2002, Mr. Miller was the Chief Operating Officer of Commonfund Realty from 1997 until May 2002. From January 1995 through March 1997, Mr. Miller was the Principal Investment Officer for Real Estate and Alternative Investment at the Office of the Treasurer of the State of Connecticut. Prior thereto, Mr. Miller was employed for 18 years at affiliates of Travelers Realty Investment Co., at which his last position was Senior Vice President.	1998

Leo S. Ullman	64	Mr. Ullman, president, chief executive officer, and chairman of the Board of Directors of the Company, has been involved in real estate property and asset management for more than 25 years. He was Chairman and President of SKR Management Corp., Chairman of Brentway Management LLC from 1994 (and its predecessors since 1978) and President of Cedar Bay Realty Advisors since its formation in 1998, until their mergers into the Company in 2003. Mr. Ullman was first elected as Chairman of the Company in 1998 and served in such position until November 1999. He was re-elected in December 2000. He also has been chief executive officer and president of the Company since April 1998. He has been a member of the New York Bar since 1966 and was in private legal practice until 1998. From 1984 until 1993, Mr. Ullman was a partner in the New York law firm, Reid & Priest, and served as an initial director of its real estate group.	1998

Brenda J. Walker	51	Ms. Walker has been vice president and a director of the Company since 1998, and served as the Company's Treasurer from April 1998 until November 1999. She was Vice President of SKR Management Corp. and Cedar Bay Realty Advisors and President of Brentway Management LLC from 1994 until their mergers into the Company in 2003. She was Vice President of API Management Services Corp. and API Asset Management, Inc. from 1992 through 1995. Ms. Walker has been involved in real estate property and asset management for more than twenty years.	1998

Roger M. Widmann	64	Mr. Widmann is a principal of the investment banking firm of Tanner & Co., Inc., which specializes in providing advice to corporations ranging from Fortune 200 companies to mid-sized firms. From 1986 to 1995, Mr. Widmann was a senior managing director of Chemical Securities Inc., a subsidiary of Chemical Banking Corporation (now JPMorgan Chase Corporation). Prior to joining Chemical Securities Inc., Mr. Widmann was a founder and managing director of First Reserve Corporation, the largest independent energy investing firm in the U.S. Previously, he was senior vice president with the investment banking firm of Donaldson, Lufkin & Jenrette, responsible for the firm's domestic and international investment banking business. He has also been a vice president with New Court Securities Corporation (now Rothschild, Inc.). Mr. Widmann is a senior moderator of the Executive Seminar in the Humanities at The Aspen Institute, is Chairman of Lydall, Inc. (NYSE), Manchester, Connecticut, a manufacturer of thermal, acoustical and filtration materials, is a director of Paxar Corporation, White Plains, New York, a manufacturer of labeling systems, and is president of the March of Dimes of Greater New York.	2003

DIRECTOR WHOSE TERM OF OFFICE WILL
CONTINUE AFTER MEETING

Name	Age	Principal Occupation and Positions Held	Year Term of Office Will Expire	Served as a Director Since

J.A.M.H. der Kinderen	64	Mr. der Kinderen was Director of Investments of the Rabobank Pension Fund from 1984 through 1994. He has served, or currently serves, as Chairman of the Board or a member of the Board of the following: Noord Amerika Real Estate B.V. (1995-present), Noord Amerika Vast Goed B.V. (1985-present), Mass Mutual Pierson (M.M.P.) (1988-1997), Warner Building Corporation (1996 to date), GIF Vastgoed (1998 to date), Fellion Investments B.V. (2001 to date), N.V. Maatschappij Voot Trustzaken Ameuro (2002 to date) and van Boom & Slettenhaar Fondsen XI-XII-VIII-IX-X.	2005	1998

Independent Directors

          Pursuant to rules adopted by the New York Stock Exchange and applicable law, a majority of the Company's directors must be independent as specified therein. As the result, the Board undertook a review of director independence. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under "Certain Relationships and Related Transactions" below. The Board also examined transactions and relationships between directors or their affiliates and members of the Company's senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

          As the result of this review, the Board affirmatively determined each of Messrs. Burns, der Kinderen, Miller and Widmann are independent of the Company and its management. The Board determined that each of these independent directors did not have any material relationships with the Company. The directors who are not independent are Messrs. Ullman and Homburg and Ms. Walker.

Corporate Governance Principles and Committee Charters

          Our board of directors has adopted a comprehensive set of corporate governance principles to reflect its commitment to corporate governance and the role of such principles in building and sustaining stockholder value. These principles are discussed more fully below and are set forth in our Code of Business Conduct and Ethics and the committee charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. These documents are available on our website at www.cedarshoppingcenters.com or by written request to Investor Relations, 44 South Bayles Avenue, Port Washington, NY 11050.

Code of Business Conduct and Ethics

          All of our employees, including our chief executive officer, chief financial officer and principal accounting officer, and our directors are required to comply with our code of business conduct and ethics. Our code is available on our website. It is our intention to disclose any amendments to, or waivers from, any provisions of this code as it applies to our chief executive officer, chief financial officer and principal accounting officer on our website within three business days of such amendment or waiver.

Audit Committee

          The Board of Directors has established an audit committee consisting of James J. Burns, J.A.M.H. der Kinderen, and Everett B. Miller, III. The charter of the Audit Committee is attached to this proxy statement as Exhibit A and is also available on the Company's website. All the members of the Audit Committees are independent under the rules of the New York Stock Exchange and applicable law. Mr. Burns is qualified as an audit committee financial expert within the meaning of applicable law and the Board has determined that he has accounting and related financial management expertise under the rules of the New York Stock Exchange. The functions of this committee include the engaging and discharging of the independent auditors, reviewing with the independent auditors the plan and results of the auditing engagement and reviewing the independence of the independent auditors, including the range of audit and non-audit fees.

Compensation Committee

          The Board of Directors has established a compensation committee consisting of J.A.M.H. der Kinderen, Everett B. Miller, III, and Roger M. Widmann, all of whom are independent. This committee reviews and approves the compensation and benefits of executive officers, administers and makes recommendations to the Board of Directors regarding executive compensation and stock incentive plans and produces an annual report on executive compensation for inclusion in the proxy statement.

Nominating Committee

          The Board of Directors has established a Nominating/Corporate governance committee consisting of James J. Burns, J.A.M.H. der Kinderen, and Roger M. Widmann, all of whom are independent. This committee develops and recommends to the Board of Directors a set of corporate governance principles, adopts a code of ethics, adopts policies with respect to conflicts of interest, monitors compliance with corporate governance requirements of state and federal law and the rules and regulations of the New York Stock Exchange, establishes criteria for prospective members of the Board of Directors, conducts candidate searches and interviews, oversees and evaluates the board of directors and management, evaluates from time to time the appropriate size and composition of the Board of Directors and formally proposes the slate of directors to be elected at each annual meeting of stockholders.

Nomination of Directors

          The Nominating/Corporate Governance Committee is responsible for the selection and nomination of the directors. The Committee has adopted a policy to consider nominees recommended by stockholders of the Company. Stockholders who wish to recommend a nominee should send nominations directly to the Nominating/Corporate Governance Committee at the principal executive offices of the Company, that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors, including the nominee's name, business experience and consent to be nominated for membership on our board of directors and to serve if elected by the stockholders. The recommendation must be received not later than the date for stockholder proposals set forth herein under "Other Matters—Stockholder Proposals." We did not receive for this Meeting any recommended nominees for director from any of our stockholders. We do not currently pay any fees to third parties to identify or evaluate or assist in identifying or evaluating potential nominees for director. The Nominating/Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders.

          Once the Nominating/Corporate Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request additional information about the prospective nominee's background and experience and to report its findings to the Committee. The Committee then evaluates the prospective nominee against the standards and qualifications set out in the Company's guidelines, including:

•	the ability of the prospective nominee to represent the interests of the shareholders of the Company;

•	the prospective nominee's standards of integrity, commitment and independence of thought and judgment;

•	the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee's service on other public company boards;

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board; and

•	the extent to which the prospective nominee helps the Board reflect the diversity of the Company's shareholders, employees, customers and communities.

          The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

          There are no differences in the manner in which the Nominating/Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder.

Board Meetings

          In the fiscal year ended December 31, 2003, there were seven meetings of the Board of Directors, four meetings of the Audit Committee, two meetings of the Compensation Committee and no meetings of the Nominating/Corporate Governance Committee. Each Director of the Company attended in excess of 75% of the total number of meetings of the Board of Directors and committees on which he or she served, except for Mr. Homburg, who missed three Board meetings, and Mr. Matheson (a former director), who missed two Board meetings. Board members are encouraged to attend our annual meeting of stockholders. Four of our seven directors attended our 2003 annual meeting.

Communications with the Board

          The Nominating/Corporate Governance Committee of the Board approved a process for handling letters received by the Company and addressed to non-management members of the Board. Stockholders and other parties interested in communicating with any directors of the Company (or the Board as a group), may do so by writing to the Secretary of the Company, at the Company's principal executive offices. He will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in his opinion, deals with the functions of the Board or committees thereof or that he otherwise determines requires the Board's attention. The Board, or any member thereof, may at any time request that copies of all such correspondence be forwarded to the Board.

          Correspondence relating to accounting, internal controls or auditing matters are handled by the Audit Committee in accordance with its procedures.

          The non-management directors of our board meet in executive session several times during the year, generally at regularly scheduled meetings of the board of directors or as considered necessary or appropriate. A presiding director is chosen by the non-management directors to preside at each meeting and does not need to be the same director at each meeting.

Compensation of Directors

          Independent directors' fees are $16,000 per year; meeting attendance fees are $1,000 for each board and committee meeting. Audit committee members also receive a flat fee of $4,000 per year, while other committee members receive a flat fee of $3,000 per year. The chairman of the audit committee receives $10,000 per year. The annual directors fees, at the option of each director, may be paid in cash or shares of the Company's common stock. In addition, commencing in 2004 each independent director will receive an annual grant of $20,000 of restricted stock which will vest on the third anniversary of the date of grant. For past services rendered as directors and subject to stockholder approval as set forth in proposal 2, each of Messrs. Burns, der Kinderen and Miller will receive a one-time grant of $50,000 of restricted stock which will vest 20% on the first anniversary of the grant date, with 40% vesting on each of the second and third anniversaries of the grant dates. The Company paid those independent directors who were members of the committee that approved the mergers with Cedar Bay Realty Advisors Inc., Brentway Management LLC and SKR Management Corp., fees of $25,000 each for service on the committee, plus an additional $5,000 to the committee chairperson.

Executive Compensation

          The following table sets forth certain information regarding compensation paid by the Company to its Chief Executive Officer during 2003. Since the Company was externally advised prior to October 24, 2003, it did not pay any compensation to its executive officers for prior periods. Thus, no executive received more than $100,000 in salary and bonus during 2003.

SUMMARY COMPENSATION TABLE

                                            Annual Compensation           Long-Term Compensation
                                        --------- ------- ---------- --------------------- -----------
                                                                            Awards          Payouts
                                                                     --------------------- -----------
                                                                          Securities
                                                           Other      Restricted   Under-                All Other
    Name And Principal                                    Annual        Stock      Lying        LTIP     Compensation
         Position              Year      Salary   Bonus Compensation   Award(s)   Options/    Payouts       ($)
                                          ($)      ($)     ($)            ($)      SARs(#)       ($)
---------------------------- ---------- --------- ------- ---------- --------- ----------- ----------- -----------
Leo S. Ullman
President and Chief
Executive Officer......        2003      65,000     --       --         --         --          --          --
---------------------------- ---------- --------- ------- ---------- --------- ----------- ----------- -----------

Employment Agreements With Executive Officers

          Effective November 1, 2003, the Company entered into employment agreements, as amended, with Messrs. Ullman, O'Keeffe, Widowski and Richey and Ms. Walker. The annual base salary established for each of these officers pursuant to the employment agreements was $350,000, $250,000, $175,000, $175,000 and $200,000, respectively.

          Each agreement is for a term of four years and provides that in the event of termination by the Company without cause or by the executive for good reason, the executive is entitled to receive from the Company within five days following termination:

•	Any earned and unpaid base salary;

•	A cash payment of two and one-half times the executive's annual base salary and bonus;

•	Continuation of health insurance benefits; and

•	Acceleration of vesting of all options.

Good reason means:

•	Material breach by the Company of the employment agreement;

•	A material reduction in the executive's duties or responsibilities;

•	The relocation of the executive or the headquarters of the Company to any location outside of the New York City metropolitan area; and

•	A change in control.

          Each employment agreement also provides that each executive will not compete with the Company for a period of one year after the termination of the executive's employment, unless employment is terminated by the Company without cause or by the executive for good reason.

Option Grants

          No options were granted by the Company during the fiscal year ended December 31, 2003. The following table sets forth certain information with respect to option exercises and option values for the fiscal year ended December 31, 2003.

AGGREGATED OPTION/SAR EXERCISES IN 2003 AND
DECEMBER 31, 2003 OPTION/SAR VALUES

                                                       Number of Securities
                      Shares                           Underlying Unexercised       Value of Unexercised in-the-
                    Acquired on       Value             Options/SARs at              Money Options/SARs at
    Name             Exercise(#)    Realized($)        December 31, 2003(#)          December 31, 2003($)(1)
--------------     -------------   ------------       ----------------------------   -----------------------------
                                                      Exercisable    Unexercisable    Exercisable    Unexercisable
                                                      -----------    -------------    -----------    -------------
Leo S. Ullman                 0         --              3,333             0             6,400             0

__________________

(1)      Calculated based on the closing price per share of the Company's common stock of $12.42 on December 31, 2003.

Stock Option Plan

          In October 2003, The Company amended the 1998 Stock Option Plan (the "Amended Plan") for the purpose of attracting and retaining executive officers, directors and other key employees. Two million (2,000,000) of the Company's authorized shares of common stock have been reserved for issuance under the Amended Plan. The Amended Plan is administered by the compensation committee, who determine, among other things, the number of shares subject to each grant, the vesting period for each grant and the exercise price (subject to applicable regulations with respect to incentive stock options) for the options.

          The following table sets forth information regarding the existing compensation plans and individual compensation arrangements pursuant to which the Company's equity securities are authorized for issuance to employees or non-employees (such as directors, consultants, advisors, vendors, customers, suppliers, or lenders) in exchange for consideration in the form of goods and services.

                                                        A                      B                      C
                                                ------------------     ------------------    ---------------------
                                                                                                  Number of
                                                   Number of                                     Securities
                                                Securities to be                             Remaining Available
                                                   Issued Upon          Weighted-Average       for Future
                                                   Exercise of          Exercise Price         Issuances Under
                                                   Outstanding          of Outstanding       Equity Compensation
                                                    Options,               Options,            Plans (Excluding
                                                  Warrants and           Warrants and             Securities
Plan Category                                       Rights                 Rights               in Column A)
-------------                                   ------------------     ------------------    ---------------------

Equity compensation plans approved by                   16,666                 $10.50                1,983,334
security holders.............................
Equity compensation plans not approved by               83,332                 $13.50                 --
security holders.............................
Total........................................           99,998                                       1,983,334

Compensation Committee Interlocks and Insider Participation

          Everett B. Miller, Roger M. Widmann and J.A.M.H. der Kinderen are members of the Compensation Committee. None of the executive officers of the Company has served on the Board of Directors or compensation committee of any other entity that has had any of such entity's officers serve either on the Company's Board of Directors or Compensation Committee.

Stockholder Return Performance Presentation

          The following line graph sets forth for the period of January 1, 1998 through December 31, 2003, a comparison of the percentage change in the cumulative total stockholder return on the Company's common stock compared to the cumulative total return of the Standard & Poor's ("S&P") 500 Stock Index and the National Association of Real Estate Investment Trusts Equity REIT Total Return Index.

          The graph assumes that the shares of the Company's common stock were bought at the price of $100 per share and that the value of the investment in each of the Company's common stock and the indices was $100 at the beginning of the period. The graph further assumes the reinvestment of dividends when paid. All share and price information have been adjusted to reflect a 2-for-1 stock split effective July 7, 2003 and a 1-for-6 reverse stock split effective October 19, 2003.

Total Return To Shareholders
(Includes reinvestment of dividends)

COMPARISON OF CUMULATIVE FIVE YEAR TOTAL RETURN
$250
$200
$150
$100
$50
$0
Dec98
Dec99
Dec00
Dec01
Dec02
Dec03
CEDAR SHOPPING CENTERS INC
S&P 500 INDEX
NAREIT EQUITY INDEX

ANNUAL RETURN PERCENTAGE
Years Ending

Company / Index	Dec99	Dec00	Dec01	Dec02	Dec03
CEDAR SHOPPING CENTERS INC	4.49	-50.20	58.14	-5.88	3.50
S&P 500 INDEX	21.04	-9.10	-11.89	-22.10	28.68
NAREIT EQUITY INDEX	-4.62	26.37	13.93	3.82	37.13

Company / Index	Base Period Dec98	INDEXED RETURNS Years Ending Dec99	Dec00	Dec01	Dec02	Dec03
CEDAR SHOPPING CENTERS INC	100	104.49	52.03	82.29	77.44	80.16
S&P 500 INDEX	100	121.04	110.02	96.95	75.52	97.18
NAREIT EQUITY INDEX	100	95.38	120.53	137.32	142.57	195.51

Security Ownership of Certain Beneficial Owners and Management

          The following is a schedule of all persons who, to the knowledge of the Company, beneficially owned more than 5% of the outstanding common stock of the Company as of December 31, 2003:

                                                           Number of Shares    Percent
Name and Address                                          Beneficially Owned   of Stock

Neuberger Berman, Inc. (1)                                    1,850,250         11.2%
605 Third Avenue
New York, NY  10158
K G. Redding & Associates, LLC (2)                            1,406,800          8.5%
One North Wacker Drive
Chicago, IL  60606
Cohen & Steers Capital Management, Inc.                       1,380,000          8.4%
757 Third Avenue
New York, NY  10017
Security Capital Research & Management Inc. (2)               1,183,900          7.2%
11 South LaSalle Street
Chicago, IL  60603
FMR Corp. (3)                                                 1,082,800          6.6%
82 Devonshire Street
Boston, MA  02109
Security Capital Preferred Growth Incorporated                1,000,000          6.1%
11 South LaSalle Street
Chicago, IL  60603

____________

(1)	According to a Schedule 13G, Neuberger Berman may be deemed to be a beneficial owner since it has shared power to make decisions and in some cases the sole power to vote; however, it does not have any economic interest in the securities of its clients who are the actual owners. Neuberger Berman, LLC and Neuberger Berman Management Inc., both of which are 100% owned by Neuberger Berman, Inc., are deemed beneficial owners of certain of these shares.

(2)	According to a Schedule 13G, all these shares are owned by investment advisory clients, no one of which owns more than 5% of the Company's outstanding shares of common stock.

(3)	According to a Schedule 13G, Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and a registered investment advisor, is the beneficial owner of 951,400 shares as the result of acting as an investment advisor. The ownership of one investment company, Real Estate Invest Portfolio, amounted to 860,900 shares. Edward C. Johnson 3rd, Chairman of FMR Corp., and FMC Corp. through their control of Fidelity, have sole power to dispose of 951,400 shares.

          The following table sets forth information concerning the security ownership of directors and executive officers as of March 31, 2004:

                                                                   Number of Shares      Percent
Name                                                            Beneficially Owned(1)   of Stock(2)
----                                                            --------------------    ----------
Leo S. Ullman (3)                                                      614,355             3.7%
James J. Burns (4)                                                       3,333               *
Richard Homburg (5)                                                     50,000               *
J.A.M.H. der Kinderen (4)                                                3,336               *
Everett B. Miller III (4)                                                3,336               *
Brenda J. Walker (6)                                                   124,078               *
Roger M. Widmann (7)                                                     1,000               *
Directors and executive officers as a group (10 persons)(8)          1,036,996             6.2%

__________

* Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options currently exercisable or exercisable within 60 days of the date hereof, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person.

(2)	Percentage amount assumes the exercise by such persons of all options to acquire shares of common stock or exchange of limited partnership interests in Cedar Shopping Centers Partnership, L.P. for shares of common stock and no exercise or exchange by any other person.

(3)	Includes options to purchase 3,333 shares of common stock and 277,334 limited partnership interests in Cedar Shopping Centers Partnership, L.P. exchangeable for an equal number of shares of common stock of the Company.

(4)	Includes options to purchase 3,333 shares of common stock.

(5)	Consists of shares owned by Homburg Invest USA Inc., a wholly-owned subsidiary of Homburg Invest, Inc., which is owned 49.29% by Uni-Invest Holdings N.V., a company controlled by Richard Homburg and 14.48% by Homburg Euro Inc., a company controlled by Mr. Homburg for the benefit of a family trust. Mr. Homburg may be deemed to be the beneficial owner of all shares of common stock owned by Homburg USA and Homburg Invest. He disclaims beneficial ownership of these shares.

(6)	Includes options to purchase 3,333 shares of common stock and 69,333 limited partnership interests in Cedar Shopping Centers Partnership, L.P. exchangeable for an equal number of shares of common stock of the Company.

(7)	Does not include 1,000 shares of common stock owned by Mr. Widmann's wife as to which he disclaims beneficial ownership.

(8)	Includes 16,665 shares of common stock issuable on exercise of options and 346,667 limited partnership interests.

Audit Committee Report

          The Audit Committee is comprised of James J. Burns, J.A.M.H. der Kinderen, and Everett B. Miller, III, all of whom are independent directors as defined by Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listing Standards. The Audit Committee operates under a written charter, which was adopted by the Board. The Audit Committee appoints the Company's independent accountants.

          Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

          In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that its consolidated financial statements were prepared in accordance with generally accepted accounting principles. Additionally, the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61 (communication with Audit Committees).

          The Company's independent accountants provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the independent accountant's independence.

          Based upon the Audit Committee's discussion with management and the independent accountants, the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

Audit Committee

James J. Burns
J.A.M.H. der Kinderen
Everett B. Miller, III

Compensation Committee Report on Executive Compensation

          The Compensation Committee currently consists of Everett B. Miller, J.A.M.H. der Kinderen and Roger M. Widmann. The Compensation Committee is responsible for determining the level of compensation paid to the Chief Executive Officer, approving the level of compensation paid to the Company's other executive officers, determining awards under, and administering, the Stock Option Plan and 2004 Stock Incentive Plan and reviewing and establishing any and all other executive compensation plans adopted from time to time by the Company. The Company's philosophy for compensating executive officers is designed to attract, retain, motivate and reward key executives in the Company's highly competitive industry.

          The amount of compensation to be paid to an executive officer is generally based upon the Compensation Committee's subjective analyses of each individual's performance, contributions to the Company and responsibilities to be undertaken on behalf of the Company. In 2003, the Board of Directors approved employment agreements for the executive officers, including the Chief Executive Officer. In the employment agreements, the salary for each officer was established. The Board did not use any specific qualitative or quantitative measures or factors in assessing individual performance. The Board reviewed the Company's earnings, stock performance, industry position and salaries paid by its competitors. In reviewing these criteria, the Board determined that salaries paid by the Company to its executive officers were comparable and appropriate.

          Stock-based compensation is also an important element of the Company's compensation program. The 2004 Stock Incentive Plan was adopted and approved by the Board of Directors to allow the Company to grant different types of awards, including options to purchase shares of the Company. The Compensation Committee determines in its sole discretion, subject to the terms and conditions of the 2004 Stock Incentive Plan, the size of a particular award based upon its subjective assessment of the individual's performance, responsibility and functions and how this performance may have contributed to the Company's performance. The Compensation Committee believes awards pursuant to the 2004 Stock Incentive Plan align the interests of management with those of the Company's stockholders by emphasizing long-term stock ownership and increases in stockholder value. Management will be benefited under such plan only if the other shareholders of the Company also benefit. The purpose of the 2004 Stock Incentive Plan is to encourage executives and others to acquire a larger proprietary interest in the Company, thereby further stimulating their active interest in the development and financial success of the Company. The number of awards that the Compensation Committee will grant to executive officers will be based on individual performance and level of responsibility. Since stock or option awards are tied to the future performance of the Company's Common Stock, they will provide value only if the price of the Company's Common Stock exceeds the exercise or grant price of the options or stock.

          The Chief Executive Officer's salary for 2003 was based on the Board's subjective analysis of his performance and contributions to the Company. The Board used its knowledge of salaries paid by competitors of the Company to their chief executive officers, as well as the performance of the Company's competitors.

          The Internal Revenue Code of 1986, as amended, was amended in 1993 with respect to the ability of publicly-held corporations such as the Company to deduct compensation in excess of $1,000,000 per individual, other than performance-based compensation. The Compensation Committee continues to evaluate maximizing the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate executive officers.

The Compensation Committee

J.A.M.H. der Kinderen
Everett B. Miller, III
Roger M. Widmann

Certain Relationships and Related Transactions

Public Offering

          During the fourth quarter of 2003, the Company completed a public offering (the "Offering") of 15.5 million shares of its common stock at a price of $11.50 per share pursuant to a registration statement filed with the Securities and Exchange Commission, and realized approximately $162.9 million after underwriting fees and offering costs. At the time of the public offering, the Company's shares were listed on the New York Stock Exchange.

Advisor Fees and Advisor Merger

          Prior to the Offering, Cedar Bay Realty Advisors Inc. ("CBRA"), Brentway Management LLC ("Brentway"), and SKR Management Corp. ("SKR") (collectively, the "Advisors") managed the operations and property of the Company. Effective October 24, 2003, the Advisors were merged into the Company or the Company's operating partnership. As consideration for the mergers, we issued an aggregate of 693,333 shares of our common stock (valued at the public offering price of $11.50 per share) and 346,667 units of the operating partnership at the same value.

          As a result of the above, each of Messrs. Ullman, O'Keeffe, Richey, Widowski and Ms. Walker received 546,337, 150,725, 48,986, 37,681 and 120,579 shares and/or units, respectively.

          An independent committee of our board consisting of disinterested directors retained a financial advisor who advised them as to the fairness of the consideration to be paid in connection with the mergers of our advisors from a financial perspective and of the purchase price for the repurchase from Cedar Bay Company of their units. The independent committee and the board approved the mergers. Members of the independent committee received $25,000 in fees for serving on the committee, while the chairman received an additional $5,000. The mergers were approved by our stockholders at our annual meeting held on October 9, 2003.

          Prior to consummation of the mergers, we were an externally-advised REIT. With the exception of a few non-management employees at certain of our centers, we had no employees and relied on CBRA and its affiliates to manage our affairs. Pursuant to the terms of an administrative and advisory agreement, CBRA provided us with management, acquisition, leasing and advisory services, accounting systems, professional and support personnel, and office facilities. Mr. Ullman, our chairman, chief executive officer and president, was also the principal stockholder of CBRA. Ms. Walker, our vice president and director, Mr. O'Keeffe, our chief financial officer, and Mr. Widowski, our secretary, were also officers of CBRA.

          The advisory agreement provided that it may be terminated (a) for cause upon not less than sixty days' prior written notice, and (b) by vote of at least 75% of the independent directors at the end of the third or fourth year of its five-year term in the event gross assets fail to increase by 15% per annum.

          Pursuant to the advisory agreement, effective as of January 1, 2002, CBRA earned a disposition or acquisition fee, as applicable, equal to 1% of the sale/purchase price; no other fees would be payable in connection with such transactions.

          For the year ended December 31, 2003, $508,500 in acquisition fees were charged to us by CBRA.

Property Management Services

          Brentway provided property management, leasing, construction management and loan placement services to our real properties pursuant to a management agreement dated April 1998 between Brentway and us and individual management agreements between Brentway and each of our properties. Brentway was owned by Mr. Ullman and Ms. Walker, who were also chairman and president of Brentway, respectively. The term of the management agreement was for one year and was automatically renewed annually for additional one-year periods subject to the right of either party to cancel the management agreement upon sixty days' written notice. Under the management agreement, Brentway was obligated to provide property management services, which included leasing and collection of rent, maintenance of books and records, establishment of bank accounts and payment of expenses, maintenance and operation of property, reporting and accounting for us regarding property operations, and maintenance of insurance.

          As discussed above, Brentway had entered into individual management agreements with each entity holding title to the properties owned by us. Such individual management agreements were required by the properties' first mortgage lenders and in some instances by the individual partnership agreements.

          The following is a schedule of management, administrative, advisory, legal and leasing fees charged by CBRA or its affiliates to us for the year ended December 31, 2003:

Management Fees...............................................(1)         $  712,000
Construction Management.......................................(2)              2,000
Leasing Fees..................................................(3)             67,000
Administrative and Advisory...................................(4)            664,000
Legal.........................................................(5)            207,000
                                                                        ----------------
                                                                          $1,652,000

____________

(1)	Management fees were calculated at 3%-4% of gross revenues collected.

(2)	Construction management fees were calculated at 5% of construction costs.

(3)	Leasing fees were calculated at 4%-4.5% of a new tenants' base rent.

(4)	Annual administrative and advisory fees were equal to 3/4 of 1% of the estimated current value of our real estate assets plus 1/4 of 1% of the estimated current value of all our other assets.

(5)	Legal fees were paid to an affiliate of CBRA for the services provided by Stuart H. Widowski, in-house counsel.

Legal Services

           SKR was wholly-owned by Mr. Ullman. Mr. Widowski, through SKR, provided certain legal services to us and our properties at rates that we believe to be less than those prevailing in the market.

Transactions with Cedar Bay Company

          Cedar Bay Company received $9.0 million of the proceeds from the Offering in connection with our repurchase of all of the units of the operating partnership owned by Cedar Bay Company, representing a price of $15.87 per unit. An independent committee of our board, consisting of independent directors, retained a financial advisor that advised them as to the fairness of the consideration to be paid to Cedar Bay Company for the repurchase of their units. Prior to the repurchase Cedar Bay Company owned 78% of our common stock and units on a fully-diluted basis. Upon consummation of the Offering, Cedar Bay Company owned less than 1% of our common stock.

Purchase of 20% interest in API Red Lion Shopping Center Associates, L.P.

          On May 31, 2002, Cedar-RL, LLC, a newly formed special purpose, wholly-owned subsidiary of the operating partnership, purchased from Silver Circle Management Corp., or Silver Circle, an affiliate of Mr. Ullman and Cedar Bay Company, a 20% interest in API Red Lion Shopping Center Associates, a partnership owned by Mr. Ullman (as limited partner with an 8% ownership interest) and Silver Circle (as sole general partner with a 92% ownership interest). The purchase price was $1,182,857. The Company issued to Cedar Bay Company a promissory note in the original principal amount of $887,000, payable in three equal annual installments. Repayment of the current installment was deferred until October 31, 2003. The outstanding balance of this note was repaid with $887,000 of the proceeds from the Offering.

          Also on May 31, 2002, Silver Circle and Mr. Ullman sold an aggregate 69% limited partnership interest in API Red Lion Shopping Center Associates, L.P. to Philadelphia ARC-Cedar LLC, an unrelated party, for $4,360,500. As a result of such transactions, Mr. Ullman no longer had an ownership interest in API Red Lion Shopping Center Associates. The proceeds of sale of Mr. Ullman's interest in API Red Lion Shopping Center Associate, L.P. were used in their entirety to repay certain loans to Silver Circle. Mr. Ullman and Ms. Walker are officers of Silver Circle, but have no ownership interest in that entity.

          The purchase price was based on a third party appraisal of the Red Lion Shopping Center property.

          The Board of directors obtained a fairness opinion from an investment banking firm with respect to the purchase of the partnership interest in API Red Lion Associates, L.P. by the operating partnership.

Acquisition of Interests in Shopping Centers

          Certain affiliates of Cedar Bay Company owned a 50% interest in The Point Shopping Center. The Company used $2.4 million of the proceeds from the Offering to purchase this 50% interest. The purchase price for this interest was arrived at through negotiation with Cedar Bay Company.

          Certain affiliates of Cedar Bay Company owned Golden Triangle Shopping Center. The Company used $1.6 million of the proceeds from the October 23, 2003 stock offering to purchase this property and the Company assumed a $9.8 million first mortgage. The purchase price for this interest was arrived at through negotiation with Cedar Bay Company.

Loan for South Philadelphia Shopping Plaza

          In connection with the Company's lease agreement to obtain operating control of South Philadelphia Shopping Plaza, in August 2003, an affiliate of Cedar Bay Company loaned the Company $750,000 to make a portion of the deposit in connection with the proposed transaction. The loan matured in October 2003 and bore interest at a rate of 15%. The proceeds from the Offering were used to repay this loan.

Transactions with Homburg USA and Homburg Invest

Subscription Agreement

          On December 18, 2002, the Company entered into a subscription agreement with Homburg USA pursuant to which the Company issued in a private placement to Homburg USA 3,300 preferred units at a purchase price of $909.09 per preferred unit, for an aggregate purchase price of $3.0 million. On January 2, 2003, Homburg USA converted 552 preferred units into 46,000 shares of common stock in the Company. In order to maintain the Company's status as a REIT, in June 2003, Homburg USA exchanged the 46,000 shares of common stock for 552 preferred units. The Company used $3.96 million of the proceeds from the Offering to redeem the preferred units owned by Homburg USA in accordance with the terms relating to such units.

          Pursuant to the subscription agreement, Mr. Richard Homburg was appointed as a director. The Company also agreed to seek approval of its stockholders to issue to Homburg USA 45,666 additional shares of common stock in the Company at a purchase price of $10.9098 per share, to cause 548 preferred units to be redeemed at their purchase price, and to cause the balance of the 2,200 preferred units to be convertible into common stock in the Company at $12.27 per share. The proposal was approved by stockholders at the annual meeting held on October 9, 2003. Since the preferred units were redeemed from the proceeds of the Offering, the issuance of additional shares to Homburg USA and the preferred units conversion rights have been cancelled.

Standstill Agreement

          On or about January 18, 2002, Homburg Invest, a Canadian corporation listed on the Toronto Stock Exchange, acquired from Mr. Homburg, a Canadian national, and/or affiliated persons, 50,000 shares of common stock in the Company, then representing in excess of 20% of outstanding common stock. The Company's charter and bylaws in effect at that time prohibited the acquisition of more than 3.5% of common stock without the consent of the Board of Directors. The Company, Homburg Invest, and Mr. Homburg entered into a standstill agreement pursuant to which Homburg Invest Inc., Mr. Homburg, and their respective affiliates agreed not to purchase more than an aggregate of 29.9% of common stock in the Company for a period of five (5) years, not to commence or support a tender offer during that period, and to vote for certain persons to serve as the Company's directors. The Company also agreed to support the election of two designees of Homburg Invest Inc. to the Board of Directors. Mr. Homburg is the current director designated by Homburg Invest. Upon consummation of the Offering, Homburg Invest owned less than 1% of common stock in the Company and the standstill agreement was terminated.

Acquisition of Interests in Shopping Centers

          Homburg Invest supplied substantially all the equity (through purchasing joint venture interests) in connection with the acquisition by the Company of Pine Grove Shopping Center, Swede Square Shopping Center and Wal-Mart Shopping Center. Homburg Invest received a 10% origination fee for providing the equity in each acquisition. Under the partnership agreement for each property, Homburg Invest received a 12% preferential return on its investment. The Company had the option to buy Homburg Invest's interest in the Wal-Mart Shopping Center for 120% of Homburg Invest's original investment plus the 12% preferential return. In the case of Pine Grove and Swede Square, the Company had the option to buy Homburg Invest's interest if Homburg Invest received a 15% annualized rate of return. The Company exercised this option and used the proceeds from the Offering to repurchase Homburg Invest's interests. Accordingly, Homburg Invest received approximately $6.5 million in the aggregate as of October 31, 2003 in exchange for its interest in the Pine Grove Shopping Center, Swede Square Shopping Center and Wal-Mart Shopping Center.

          In addition, Homburg Invest jointly and severally with the Company guaranteed $6.4 million of loans obtained to acquire the Valley Plaza Shopping Center and Wal-Mart Shopping Center. Pursuant to the terms of the guarantees, Homburg Invest received approximately $325,000 in fees from the third-party lender.

Loan for South Philadelphia Shopping Plaza

          In connection with the Company's lease agreement to obtain operating control of South Philadelphia Shopping Plaza, in August 2003, Homburg Invest loaned the Company $1.1 million to make a portion of the deposit in connection with the proposed transaction. The loan was to mature in one year and bore interest at a rate of 9%, and had a 10% origination fee and a 20% exit fee. Proceeds from the October 23, 2003 offering were used to repay this loan and a $220,000 exit fee. Homburg Invest received approximately $220,000 in exit fees upon repayment of the loan. The Company obtained a back-up facility for this transaction from a Netherlands entity in the event the public offering did not occur. This facility was not utilized and the Company paid a break-up fee, of which $100,000 was paid to Homburg Invest.

Transactions with Mr. Ullman

44 South Bayles Avenue

          The Company's principal executive offices are located at 44 South Bayles Avenue, Port Washington, New York. Mr. Ullman owns 24% of this building through general and limited partner interests. The lease, at rentals consistent with other leases in the building, expires on October 31, 2007. Rent is currently approximately $171,000 and escalates annually, up to approximately $182,000 in the final year of the lease.

Loan

           Mr. Ullman loaned CBRA $150,000, which CBRA loaned to the Company, to pay certain of the Company's obligations. The loan did not bear interest and had no fees. The loan was repaid from the proceeds of the Offering.

Shore Mall Option

          The Company received a ten-year option to acquire the Shore Mall, in Egg Harbor Township, New Jersey, a 620,000 square foot shopping center, anchored by Boscov's, Circuit City, Value City and Burlington Coat Factory from Rickson Corp., N.V., an affiliate of Cedar Bay Company, and Mr. Ullman. The option, which is subject to a right of first refusal of a former owner, expires in 2013, and provides that the purchase price will be the appraised value at the time the option is exercised. The option provides the Company with a right of first refusal if the owner receives a bona fide third-party offer. If the Company does not exercise its option in connection with a bona fide third party offer, the option will terminate. The Company will manage this property during the option period. An affiliate of Cedar Bay Company owns 92% of this property and Mr. Ullman owns 8%.

          The Company provides property management, leasing, construction management and legal services to the Shore Mall property and receives fees at standard rates from the Shore Mall property until that property is acquired by the Company (or sold or otherwise disposed of by the existing owners).

Section 16(a) Beneficial Ownership Reporting Compliance

          The Company believes that during 2003 its officers, directors and holders of more than 10% of its common stock complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934. In making this disclosure, the Company has relied solely on written representations of its directors, officers and holders of more than 10% of the Company's common stock and on copies of reports that have been filed with the Securities and Exchange Commission.

2. PROPOSAL TO APPROVE THE 2004 STOCK INCENTIVE PLAN.

          On March 23, 2004, the Board of Directors approved the Cedar Shopping Centers, Inc. 2004 Stock Incentive Plan (the "2004 Stock Incentive Plan"), subject to the approval of the shareholders of the Company at this Meeting, in order to provide an incentive to its (and any of its subsidiaries') officers, employees, consultants and directors and to encourage them to devote their abilities and industry to the success of the Company's business enterprise.

          The 2004 Stock Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares, performance units and performance shares (collectively, "Awards").

          The following is a summary of certain provisions of the 2004 Stock Incentive Plan and is qualified in its entirety by reference to the specific language of the 2004 Stock Incentive Plan, a copy of which is attached as Exhibit B.

Administration

          The 2004 Stock Incentive Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors, which is composed of at least two members of the Board of Directors, each of whom satisfies the requirements for a "non-employee director" within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and to the extent compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") is desired, an "outside director" within the meaning of regulations promulgated under Section 162(m) of the Code. Pursuant to the 2004 Stock Incentive Plan, the Committee selects participants to whom Awards will be granted and determines the type, size, terms and conditions of Awards, including the per share purchase price and vesting provisions of stock options and the restrictions or performance criteria relating to restricted shares and performance Awards, except that all determinations regarding any Award granted to a non-employee director will be made by the Board of Directors. The Committee also administers, construes and interprets the 2004 Stock Incentive Plan.

          At March 31, 2004, 43 employees of the Company were eligible to participate in the 2004 Stock Incentive Plan. No Awards have been granted under the 2004 Stock Incentive Plan.

Securities Offered

          The maximum number of shares of common stock of the Company that the Company may issue pursuant to the 2004 Stock Incentive Plan is 850,000. The maximum number of shares that may be made the subject of Awards granted to any participant during the term of the 2004 Stock Incentive Plan or any calendar year may not exceed 250,000 shares. In the event of certain changes in capitalization of the Company, the Committee may adjust the maximum number and class of shares with respect to which Awards may be granted under the 2004 Stock Incentive Plan, the maximum number of shares with respect to which Awards may be granted to any participant during the term of the 2004 Stock Incentive Plan or any calendar year, the number and class of shares which are subject to outstanding Awards granted under the 2004 Stock Incentive Plan, and if applicable, the purchase price therefor. In addition, if any Award expires or terminates without having been exercised, the shares subject to that Award again become available for grant under the 2004 Stock Incentive Plan. On April 21, 2004, the closing price of a share of common stock of the Company was $12.65.

Eligibility

          All of the Company's (and any of its subsidiaries') officers, employees, consultants and directors are eligible to receive Awards under the 2004 Stock Incentive Plan. Awards under the 2004 Stock Incentive Plan are granted at the sole discretion of the Committee. The granting of an Award does not confer upon the participant any right to continue in the employ or service of the Company or affect any right or power of the Company to terminate the services of such participant at any time.

Awards

Stock Options

          The Committee may grant to participants options to purchase shares of common stock of the Company. Subject to the provisions of the Code, and in the sole discretion of the Committee, options may either be incentive stock options (within the meaning of Section 422 of the Code, and referred to herein as "ISOs") or nonqualified stock options. The per share purchase price (i.e., the exercise price) under each option is established by the Committee at the time the option is granted. The per share exercise price of any option will be determined by the Committee, but in the case of any ISO it may not be less than 100% of the fair market value of a share of common stock of the Company on the date the option is granted, or 110% in the case of an ISO granted to a participant who owns more than 10% of the total combined voting power of all classes of shares of the Company (a "Ten-Percent Shareholder"). Options may be exercisable at such times and in such installments as determined by the Committee. The Committee may accelerate the exercisability of any option at any time. The term of each option granted pursuant to the 2004 Stock Incentive Plan will be determined by the Committee, provided, however, that no option may be exercisable after the expiration of ten years from its grant date (five years in the case of an ISO granted to a Ten-Percent Shareholder). Each option granted pursuant to the 2004 Stock Incentive Plan will be evidenced by a written agreement setting forth the terms and conditions applicable to such option, including, but not limited to: (i) the exercise price, (ii) the term, (iii) the vesting schedule, (iv) the amount of shares subject to such option, and (v) the effect of a termination or change in the employment or service status of the optionee, in each case, as determined by the Committee and in accordance with the 2004 Stock Incentive Plan.

          Unless permitted by the Committee, options are not transferable by the optionee other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative. The purchase price for shares acquired pursuant to the exercise of an option must be paid (i) in cash, (ii) by transferring shares to the Company, or (iii) a combination of the foregoing, upon such terms and conditions as determined by the Committee. Notwithstanding the foregoing, the Committee has the discretion to determine the form of payment acceptable in respect of the exercise of an option, including establishing cashless exercise procedures, which provide for the simultaneous exercise of an option and sale of the underlying share. Upon a "change in control" (as determined under the 2004 Stock Incentive Plan) of the Company, all options outstanding under the 2004 Stock Incentive Plan will become immediately and fully exercisable.

Stock Appreciation Rights

          The 2004 Stock Incentive Plan permits the granting of stock appreciation rights ("SARs") to participants in connection with the grant of an option or as a freestanding right. A SAR permits the grantee to receive, upon exercise, cash and/or shares of common stock of the Company, at the discretion of the Committee, equal in value to an amount determined by multiplying: (i) the excess, if any, of (A) for SARs granted in connection with the grant of an option, the per share fair market value on the date preceding the exercise date over the per share purchase price under the related option, or (B) for SARs not granted in connection with the grant of an option, the per share fair market value on the date preceding the exercise date over the per share fair market value on the grant date of the SAR by (ii) the number of shares as to which such SAR is being exercised.

          SARs granted in connection with an option cover the same shares of common stock as those covered by such option and are generally subject to the same terms. A SAR granted in connection with an ISO is exercisable only if the fair market value of a share of common stock of the Company on the exercise date exceeds the purchase price specified in the related ISO agreement. Freestanding SARs may be granted on such terms and conditions as shall be determined by the Committee, but may not have a term of greater than ten years. Upon a "change in control" (as determined under the 2004 Stock Incentive Plan) of the Company, all SARs will become immediately and fully exercisable.

Restricted Shares

          The terms of a restricted share Award, including the restrictions placed on such shares of common stock of the Company and the time or times at which such restrictions will lapse, will be determined by the Committee at the time the Award is made. The Committee may determine at the time an Award of restricted shares is granted that dividends paid on such restricted shares may be paid to the grantee or deferred and, if deferred, whether such dividends will be reinvested in shares of common stock of the Company. Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on restricted shares or forfeited upon the forfeiture of restricted shares. Each restricted share Award granted pursuant to the 2004 Stock Incentive Plan will be evidenced by a written agreement setting forth the terms and conditions applicable to such Award, including, but not limited to, the effect of a termination or change in the employment or service status of the grantee. Upon a "change in control" (as determined under the 2004 Stock Incentive Plan) of the Company, the restrictions on restricted shares will lapse and all such shares will become fully vested.

Performance Units and Performance Shares

          Performance units and performance shares may be awarded at such times as the Committee may determine and the vesting of performance units and performance shares is based upon the attainment of specified performance objectives by the Company and/or a subsidiary or all subsidiaries of the Company within the specified performance period (the "Performance Cycle"). Performance objectives and the length of the Performance Cycle for performance units and performance shares may be determined by the Committee at the time the Award is made. Performance objectives may be expressed in terms of earnings per share, pre-tax profits, net earnings or net worth, return on equity or assets, any combination of those objectives or any other standards determined appropriate by the Committee at the time the Award is made. Prior to the end of a Performance Cycle, the Committee may, in its discretion, adjust the performance objectives to reflect certain changes in capitalization of the Company, a change in the tax rate or book tax rate of the Company or any subsidiary of the Company, or any other event which may materially affect the performance of the Company or a subsidiary of the Company. Each performance unit or performance share Award granted pursuant to the 2004 Stock Incentive Plan will be evidenced by a written agreement setting forth the terms and conditions applicable to such Award, including, but not limited to, the effect of a termination or change in the employment or service status of the grantee. Each performance unit will represent one share of common stock of the Company and payments in respect of vested performance units will be made in cash, common stock of the Company or restricted shares or any combination of the foregoing. The Committee may determine the total number of performance shares subject to an Award and the time or times at which the performance shares will be issued to the grantee at the time the Award is made. In addition, the Committee may determine (a) the time or times at which the awarded but not issued performance shares will be issued to the grantee and (b) the time or times at which awarded and issued performance shares will become vested or forfeited by the grantee, in either case based upon the attainment of specified performance objectives within the Performance Cycle. At the time the Award of performance shares is made, the Committee may determine that dividends be paid or deferred on the performance shares issued. Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on performance shares or forfeited upon the forfeiture of performance shares. Upon a "change in control" (as determined under the 2004 Stock Incentive Plan) of the Company, (i) a percentage of performance units, as determined by the Committee at the time an Award of performance units is made, will become vested and the grantee will be entitled to receive a cash payment equal to the per share fair market value multiplied by the number of performance units which become vested, and (ii) with respect to performance shares, all restrictions will lapse with respect to a percentage of the performance shares, as determined by the Committee at the time the Award of performance shares is made.

Additional Information

          The 2004 Stock Incentive Plan provides that in satisfaction of the federal, state and local income taxes and other amounts as may be required by law to be withheld with respect to an Award, the optionee or grantee may make a written election to have withheld a portion of the shares of common stock of the Company issuable to him or her having an aggregate fair market value equal to the withholding taxes.

          The Committee has the authority at the time a grant of an option or other type of Award is made to award designated optionees or grantees tax bonuses that will be paid on the exercise of such option or payment of such other type of Award. The Committee will have full authority to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

          The 2004 Stock Incentive Plan will terminate on the day preceding the tenth anniversary of its effective date. The Board of Directors may terminate or amend the 2004 Stock Incentive Plan at any time, except that (i) no such amendment or termination may adversely affect outstanding Awards, and (ii) to the extent necessary under applicable law or securities exchange rule, no amendment will be effective unless approved by shareholders.

Certain Federal Income Tax Consequences

Stock Options

          In general, an optionee will not recognize taxable income upon grant or exercise of an ISO and the Company will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. However, upon the exercise of an ISO, the excess of the fair market value on the date of the exercise of the shares of common stock of the Company received over the exercise price of the shares of the common stock will be treated as an adjustment to alternative minimum taxable income. In order for the exercise of an ISO to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary of the Company from the date the ISO is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply.

          If the optionee has held the shares of common stock of the Company acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of such shares by the optionee, the difference, if any, between the sale price of such shares and the exercise price of the option will be treated as long-term capital gain or loss. If the optionee does not satisfy these holding period requirements, the optionee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of gain realized, if any, will be long-term or short-term capital gain, depending on whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income will be limited to the excess of the amount realized on the sale over the exercise price of the option. Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

          In general, an optionee to whom a nonqualified stock option is granted will recognize no income at the time of the grant of the option. Upon exercise of a nonqualified stock option, the optionee will recognize ordinary income in an amount equal to the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price of the option (special rules may apply in the case of an optionee who is subject to Section 16(b) of the Exchange Act). Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income.

Stock Appreciation Rights

          Upon exercise of a SAR, the optionee will recognize ordinary income in an amount equal to the cash or fair market value of the shares of common stock of the Company received on the exercise date. Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and at the same time as the optionee of a SAR recognizes ordinary income.

Restricted Shares

          Generally, a participant will not recognize income upon the grant of restricted shares. However, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the restricted shares at the end of the applicable restricted period over the amount (if any) paid by the participant. Any disposition of a restricted share by a participant after the end of the restricted period will result in a long-term or short-term capital gain or loss (depending on the length of time the restricted share is held after the end of the restricted period). Alternatively, a participant may, within thirty days after the date of the transfer of restricted shares pursuant to an Award, elect to recognize ordinary income as of the date of transfer in an amount equal to the excess of the fair market value of such shares on such date of transfer over the amount (if any) paid by the participant (in which case subsequent appreciation or depreciation will generally be taxed as capital gain or loss). Dividends received by a participant prior to the end of the restricted period will constitute ordinary income to the participant in the year paid. The Company generally will be entitled to a business expense deduction in the same amount and at the same time as the participant recognizes ordinary income.

Performance Shares and Performance Units

          Generally, a participant will not recognize taxable income upon the grant of a performance share or performance unit. A participant will recognize ordinary income equal to any cash that is paid or the fair market value of any shares of common stock of the Company transferred in settlement of a performance unit. To the extent performance units are settled in restricted shares, the participant will recognize ordinary income as applicable to restricted shares as described above. A participant generally will recognize ordinary income in an amount equal to the fair market value of the performance shares at the time the restrictions on such performance shares lapse. Alternatively, a participant may, within thirty days after the date of the transfer of performance shares pursuant to an Award, elect to recognize ordinary income as of the date of transfer in an amount equal to the excess of the fair market value of such shares on such date of transfer over the amount (if any) paid by the participant (in which case subsequent appreciation or depreciation will generally be taxed as capital gain or loss). Any deferred dividends are taken into income when paid. The Company generally will be entitled to a business expense deduction in the same amount and at the same time as the participant recognizes ordinary income.

Sections 280G and 162(m) of the Code

          Under certain circumstances, the accelerated vesting of options or the accelerated lapse of restrictions on other Awards in connection with a "change in control" (as determined under the 2004 Stock Incentive Plan) of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the optionee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

          Section 162(m) of the Code and the regulations thereunder generally would disallow the Company a federal income tax deduction for compensation paid to its Chief Executive Officer and its four other most highly compensated executive officers to the extent such compensation paid to any of such individuals exceeds $1,000,000 in any year. Section 162(m) generally does not disallow a deduction for payments of qualified "performance-based compensation" the material terms of which have been approved by shareholders. The Company intends that compensation attributable to options, SARs, performance shares and performance units granted under the 2004 Stock Incentive Plan will be qualified "performance-based compensation." To qualify, the Company is seeking shareholder approval of the 2004 Stock Incentive Plan.

New Plan Benefits

          The Board of Directors has determined to grant annually to each of its independent directors $20,000 of restricted shares of common stock, which shares would vest on the third anniversary of the grant date. The number of shares to be issued to each director would be equal to $20,000 divided by the last sale price of a share of common stock of the Company on the date of grant. In addition, the Board of Directors has proposed that in consideration of past services rendered, each of Messrs. Burns, der Kinderen and Miller receive $50,000 restricted shares of common stock which would vest 20% on the first anniversary of the grant date, with the balance vesting in two equal installments on the second and third anniversaries of the grant date. All of the foregoing would be granted under the 2004 Stock Incentive Plan, if such plan is approved by stockholders. Approval of the 2004 Stock Incentive Plan will constitute approval of the foregoing grants.

Vote Required

          The affirmative vote of a majority of the votes cast on the proposal to approve the 2004 Stock Incentive Plan is required for approval of this Proposal 2.

          The Board of Directors recommends a vote FOR approval of the proposal to approve the 2004 Stock Incentive Plan.

3. APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          The Audit Committee of the Company has selected Ernst & Young LLP as independent public accountants for the Company for the fiscal year ending December 31, 2004. A representative of Ernst & Young LLP is expected to be present at the meeting with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.

Audit and Non-Audit Fees

          The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company's financial statements for the years ended December 31, 2002 and 2003 and fees billed for other services rendered by such firm during the periods:

                                                                   2003                         2002
                                                                Actual Fees                 Actual Fees
                                                              --------------------     ------------------
Audit fees (1)
Audit of consolidated financial statements                      $  185,000                    $154,100
Timely quarterly reviews                                            34,500                      28,000
SEC filings, including comfort letters, consents
and comments letters                                             1,449,550                      59,370
Total Audit Fees                                                $1,669,050                    $241,470
                                                              --------------------     ------------------
Audit Related Fees (2)
Audits and accounting consultations in connection
with acquisitions                                                   --                          10,495
                                                              --------------------     ------------------
Total Audit-Related Fees                                            --                          10,495
                                                              --------------------     ------------------
Tax Fees (2)
Tax return preparation                                             100,000                        --
E&P Study on Cedar Bay Realty Advisors and SKR
Management                                                          39,000                        --
                                                              --------------------     ------------------
Total Tax Fees                                                     139,000                        --
                                                              --------------------     ------------------
All Other Fees                                                      --                            --
                                                              --------------------     ------------------
Total Fees                                                      $1,808,050                    $251,965
                                                              ====================     ==================

_____________

(1)	Includes fees and expenses related to the fiscal year audit and interim reviews, notwithstanding when the fees and expenses were billed or when the services rendered.

(2)	Includes fees and expenses for services rendered from January through December of the fiscal year, notwithstanding when the fees and expenses were billed.

          All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by the Company's auditors was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The policy of the Audit Committee provides for pre-approval of the yearly audits, quarterly reviews and tax compliance on an annual basis. As individual engagements arise, they are approved on a case-by-case basis. The Audit Committee may delegate to one or more of its members pre-approval authority with respect to permitted services.

Audit Committee Consideration of these Fees

          The Company's Audit Committee has considered whether the provisions of the services covered under the categories of "Audit Related Fees" and "All Other Fees" are compatible with maintaining the independence of Ernst & Young LLP.

          The Board of Directors of the Company recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants.

4. OTHER MATTERS

Stockholder Proposals

          Proposals of stockholders intended to be presented at the Company's 2005 Annual Meeting of Stockholders must be received by the Company on or prior to December 31, 2004 to be eligible for inclusion in the Company's Proxy Statement and form of Proxy to be used in connection with such meeting. Any notice of shareholder proposals received after this date is considered untimely.

OTHER BUSINESS

          At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Meeting is that hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.

Leo S. Ullman
Chairman of the Board
Dated: April 29, 2004

EXHIBIT A

AUDIT COMMITTEE CHARTER

FOR

CEDAR SHOPPING CENTERS, INC.

Purpose of Committee

The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Cedar Shopping Centers, Inc. (the "Company") is to (a) assist the Board with oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the Company's independent auditor's qualifications and independence, and (iv) the performance of the Company's internal audit function and independent auditors; and (b) prepare the report that U.S. Securities and Exchange Commission proxy rules require be included in the Company's annual proxy statement.

The function of the Committee is oversight. It is not the Committee's responsibility to certify the Company's financial statements or to guarantee the report of the independent auditor. The Company's management is responsible for the (i) preparation, presentation and integrity of the Company's financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies, and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for planning and carrying out a proper audit and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company. As such, it is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures, except to the extent described below under "Performance Evaluations". Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Company's Board). In addition, the evaluation of the Company's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditor, nor does the Committee's evaluation substitute for the responsibilities of the Company's management for preparing, or the independent auditor for auditing, the financial statements.

Committee Duties and Responsibilities

The duties and responsibilities of the Committee are to:

1.	Directly appoint, retain, compensate, evaluate and terminate the Company's independent auditors. The independent auditors shall report directly to the Committee, The Committee shall have the sole authority to approve and/or pre-approve all audit engagement fees and terms, as well as all non-audit engagements with the independent auditor, except for those which are considered de minimus pursuant to Section 202 of the Sarbanes-Oxley Act of 2002. The Committee shall be directly responsible for the oversight of the independent auditors, including resolution of disagreements between management and the independent auditors. The Committee should meet with the auditors before the start of substantial audit work to discuss the scope of the audit and any concerns of the Committee.

2.	At least annually, obtain and review a report by the independent auditor describing: the independent auditor's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and the assessment of all relationships (including auditor independence) between the independent auditor and the Company. After reviewing the foregoing report and the independent auditor's work throughout the year, the Committee shall evaluate the auditor's qualifications, performance and independence. This evaluation shall include the review and evaluation of the lead partner of the independent auditor and the appropriateness of rotating the audit firm itself. In making its evaluation, the Committee shall take into account the opinions of management and the Company's internal auditors (or other personnel responsible for the internal audit function). The Committee shall present its conclusions with respect to the independent auditor to the full Board.

3.	Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" prior to issuance. Review the quality and acceptability of accounting principles and financial statement disclosures.

4.	Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Committee is not required to discuss in advance each earnings press release or each instance in which the Company provides earnings guidance.

5.	As necessary and appropriate to carry out the Committee's duties, obtain advice and assistance from outside legal, accounting or other advisors.

6.	Discuss policies with respect to risk assessment and risk management. While it is the job of the chief executive officer and senior management to assess and manage the Company's exposure to risk, the Committee must discuss guidelines and policies to govern the process by which this is handled. The Committee should discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

7.	Periodically meet separately with management, with internal auditors (or other personnel responsible for the internal audit function), and with independent auditors.

8.	Review with the independent auditor any audit problems or difficulties and management's response. The Committee must regularly review with the independent auditor any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management. The review should also include discussion of the responsibilities, budget and staffing of the Company's internal audit function.

9.	Meet with auditors and management to discuss their evaluation of internal controls and disclosure control procedures and any material weaknesses.

10.	Set clear hiring policies for the hiring by the Company of employees or former employees of the independent auditors.

11.	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company, regarding accounting, internal accounting controls, or auditing matters, (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters and (iii) whistle blower policy.

12.	Report regularly to the Board. The Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function.

Committee Membership

The Committee shall consist of at least three members of the Board, each of whom is, in the business judgment of the Board, "independent" under Section 10A-3(b)(1) of the Securities Exchange Act of 1934 (subject to the exemptions provided for in Rule 10A-3(c)), the rules of the New York Stock Exchange and any other securities exchange on which the Company's securities are listed. Each member of the Committee shall be financially literate (or shall become so within a reasonable period of time after appointment to the Committee), and at least one member of the Committee shall have "accounting or related financial management expertise" as such qualifications are interpreted by the Board in its business judgment. The Board may presume that an audit committee member who meets the definition of "audit committee financial expert" set out in Item 401(e) of Regulation S-K of the Securities Exchange Act of 1934 has accounting or related financial management expertise. No Committee member may serve on the audit committees of more than two other public companies, unless the Company's Board has determined that such service will not impair the effectiveness of the member's service on the Committee.

The members of the Committee shall be appointed by the Board, and shall serve at the pleasure of the Board for such term or terms as the Board may determine.

The compensation to be paid by the Company to any Committee member must consist solely of director's fees; provided, however, that pension or other deferred compensation that is not contingent on future service to the Company will not be deemed to violate this requirement.

Committee Structure and Operations

A majority of the Committee shall constitute a quorum. The Board shall designate a member of the Committee as its chairperson. The Committee may act by a majority of the members present at a meeting of the Committee. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue. The Committee shall meet in person or telephonically at least four times a year at a time and place determined by the Committee chairperson, with further meetings to occur when deemed necessary or desirable by the Committee or its chairperson. The Committee may delegate some or all of its duties to a subcommittee comprising one or more members of the Committee. The Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings and to provide such pertinent information as the Committee may request.

Performance Evaluation

The Committee shall review the adequacy of this charter annually and evaluate its performance hereunder at least annually and present such report to the full Board. Such report shall include any recommended changes to this charter.

While the fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditor, the Committee shall review: (i) major issues regarding accounting principles, and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of using alternative methods under generally accepted accounting principles ("GAAP") on the financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (iv) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

Resources and Authority of the Committee

In discharging its oversight responsibilities, the Committee shall have unrestricted access to the Company's management, books and records and the authority to retain outside counsel, accountants or other consultants in the Committee's sole discretion. The Committee may direct any officer of the Company, the independent auditor and/or the Company's internal audit staff to inquire into and report to the Committee on any matter.

The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to any outside legal, accounting or other advisors employed by the Committee.

Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under applicable Maryland law which shall continue to set the legal standard for the conduct of the members of the Committee.

Adopted December 9, 2003

EXHIBIT B

CEDAR SHOPPING CENTERS, INC.
2004 STOCK INCENTIVE PLAN

1.           Purpose.

          The purpose of this Plan is to strengthen Cedar Shopping Centers, Inc. (the "Company") by providing an incentive to its officers, employees, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to officers, employees, consultants and directors of the Company and its subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Shares, Performance Units and Performance Shares (as each term is hereinafter defined).

2.           Definitions.

           For purposes of the Plan:

          2.1      "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

          2.2      "Award" means a grant of Restricted Shares, a Stock Appreciation Right, a Performance Award or any or all of them.

           2.3      "Board" means the Board of Directors of the Company.

          2.4      "Cause" means, unless otherwise defined in the Agreement evidencing a particular Option or Award or an employment agreement between the Company and the individual, an individual's (i) willful misconduct in connection with the performance of any of his duties as an employee of the Company or any Subsidiary including without limitation misappropriation of funds or property of the Company or an affiliate or securing or attempting to secure personally (whether directly or indirectly) any profit in connection with any transaction entered into on behalf of the Company or any Subsidiary; (ii) willful failure, neglect or refusal to perform the individual's duties which is not cured within 10 days after written notice thereof and/or (iii) conviction (or nolo contendere plea) in connection with a felony.

          2.5      "Change in Capitalization" means any exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures to all shareholders of the Company, share dividend, share split or reverse share split, combination or exchange of shares, repurchase of shares, or change in corporate structure.

           2.6      A "Change in Control" shall mean the occurrence during the term of the Plan of:

           (a)      An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), the Company or its Subsidiaries, or any Person in connection with a "Non-Control Transaction" (as hereinafter defined); or

           (b)      The individuals who, as of the adoption of the Plan by the Board, are members of the Board (the "Incumbent Board"), cease for any reason to constitute a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

           (c)      The consummation of:

                (i)      A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                      (A)      the shareholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                      (B)      the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                      (C)      no Person other than (i) the Company, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities.

                (ii)      A complete liquidation or dissolution of the Company; or

                (iii)      The sale or other disposition in one transaction or a series of transactions of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

          Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons. If a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, the Board shall take action to either (i) affirm the permitted amount of then outstanding Voting Securities or (ii) adjust such number, before a Change in Control shall occur.

           2.7      "Code" means the Internal Revenue Code of 1986, as amended.

        2.8      "Committee" means the Compensation Committee of the Board, consisting of at least two (2) members of the Board, each of whom shall be non-employee directors within the meaning of Rule 16b-3 under the Exchange Act.

           2.9      "Company" means Cedar Shopping Centers, Inc.

          2.10      "Disability" means a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

          2.11      "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

          2.12      "Eligible Individual" means any officer, employee, consultant or director of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

           2.13       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.14      "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Share Option, in accordance with Section 422 of the Code.

           2.15      "Grantee" means a person to whom an Award has been granted under the Plan.

          2.16      "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

          2.17      "Non-employee Director" means a director of the Company who is not an employee of the Company or any Subsidiary.

           2.18       "Nonqualified Stock Option" means an Option which is not an Incentive Share Option.

           2.19      "Option" means a stock option granted under Section 5.

           2.20      "Optionee" means a person to whom an Option has been granted under the Plan.

          2.21      "Parent" means a corporation, if any, which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

           2.22      "Performance Awards" means Performance Units, Performance Shares or either or both of them.

          2.23      "Performance Cycle" means the time period specified by the Committee at the time a Performance Award is granted during which the performance of the Company or a Subsidiary will be measured.

           2.24      "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 9.2.

           2.25      "Performance Unit" means Performance Units granted to an Eligible Individual under Section 9.1.

           2.26      "Plan" means the Cedar Shopping Centers, Inc. 2004 Stock Incentive Plan, as adopted by the Board on March 23, 2004, as such Plan may be amended from time to time.

           2.27      "Restricted Shares" means Shares issued or transferred to an Eligible Individual pursuant to Section 8.

           2.28      "Shares" means the shares of common stock of the Company.

          2.29      "Stock Appreciation Right" (SAR) means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 7 hereof.

          2.30      "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

          2.31      "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

          2.32      "Ten-Percent Shareholder" means an Eligible Individual, who, at the time an Incentive Share Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of shares of the Company, or of a Parent or a Subsidiary.

3.           Administration.

          3.1      The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members shall be as fully effective as if made by a majority vote at a meeting duly called and held. Each member of the Committee shall be a non-employee director within the meaning of Rule 16b-3 promulgated under the Exchange Act. To the extent compliance with Section 162(m) of the Code is desired, such Committee members shall also qualify as "outside directors" within the meaning of Section 162(m)(4)(C) and the regulations thereunder. Notwithstanding any other provision of the Plan to the contrary, all determinations with respect to any Option or Award granted to any director of the Company or a Subsidiary who is not also an employee of the Company or a Subsidiary shall be made by the Board, and for such purposes all references in the Plan to the Committee shall be deemed to refer to the Board. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

          3.2      Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

           (a)      determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Individual and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per Share subject to each Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

           (b)      select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Units, Performance Shares, and/or Restricted Shares to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such Units or Shares, the maximum value of each Performance Unit and Performance Share and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

           (c)      accelerate the vesting or lapse of restrictions with respect to Options and Awards.

          3.3      Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

           (a)      to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective and comply with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

           (b)      to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

           (c)      to determine on an individual basis whether a change in status from or to employee, director or consultant constitutes a termination of employment or service for purposes of the Plan;

           (d)      to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan;

           (e)      generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan; and

           (f)      to provide for the limited transferability of Options to certain family members, family trusts or family partnerships of Optionees.

4.      Shares Subject to the Plan.

           4.1      Aggregate Limit.      The maximum number of Shares that may be issued pursuant to Options and Awards granted under the Plan shall be 850,000 Shares.

           4.2      Individual Limit. The maximum number of Shares that may be made the subject of Options and Awards granted to any Eligible Individual during the term of the Plan or any calendar year may not exceed 250,000 Shares.

          4.3      Adjustment. Upon a Change in Capitalization the maximum number of Shares which may be made the subject of Options or Awards granted under the Plan, the number of Shares which may be granted to any Eligible Individual and the number of Shares which may be issued pursuant to the exercise of Incentive Stock Options shall be adjusted in number and kind pursuant to Section 11. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board, but no less than the number of Shares subject to outstanding Options or Awards.

           4.4      Share Counting. Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

5.      Option Grants for Eligible Individuals.

           5.1      Authority of Committee. Subject to the provisions of the Plan and to Sections 4.1 and 4.2 above, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, the terms and conditions of which shall be set forth in an Agreement. At the time an Option is granted, the Committee may, in its sole discretion, designate whether the Option shall be an Incentive Stock Option or a Nonqualified Stock Option; provided, however, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted. The aggregate Fair Market Value (determined as of the date of grant of an Incentive Stock Option) of the Shares with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company, any Parent and any Subsidiary become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000. Any such Options granted in excess of the $100,000 limitation shall be deemed to be Nonqualified Stock Options. Any Option as to which the Committee makes no designation at the time of grant shall be treated as an Incentive Stock Option to the extent that it satisfies the requirements for such treatment.

           5.2      Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder).

           5.3      Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder). The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

          5.4      Vesting. Subject to Section 6.3 hereof, each Option shall vest and become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement.

          5.5      Modification or Substitution. The Committee may, in its discretion, modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of a Option shall adversely alter or impair any rights or obligations under the Option without the Optionee's consent.

6.      Terms and Conditions Applicable to All Options.

          6.1      Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution unless specifically authorized by the Committee with respect to Nonqualified Stock Options, and unless transferred in a manner permitted by the Committee an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

          6.2       Vesting; Exercisability. To the extent not exercised, vested installments of Options shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the vesting and exercisability of any Option or portion thereof at any time.

           (a)      Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: cash or transferring Shares to the Company upon such terms and conditions as determined by the Committee (such as, for example, a requirement that such Shares have been held for six months if necessary to avoid adverse accounting consequences). Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Option. The written notice pursuant to this Section 6.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

           (b)      Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until the Option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered the Shares to the Optionee and the Optionee's name shall have been entered as a shareholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

          6.3      Effect of Change in Control. Notwithstanding anything contained in the Plan or an Agreement to the contrary, in the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable.

           7.      Stock Appreciation Rights.

           7.1      Grant. The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Stock covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option. A Stock Appreciation Right may be granted at any time if unrelated to an Option, or if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

           7.2      Stock Appreciation Right Related to an Option.

           (a)      Exercise. Subject to Section 7.7, a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable even if the Option to which it relates may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

           (b)      Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

           (c)      Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right or the surrender of such Option pursuant to Section 5.5, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

           7.3      Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 7.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

          7.4      Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

          7.5      Form of Payment. Payment of the amount determined under Sections 7.2(b) or 7.3 may be made in the discretion of the Committee, solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

           7.6      Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

          7.7       Effect of Change in Control. Notwithstanding anything contained in this Plan to the contrary, in the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. In the event a Grantee's employment or service with the Company is terminated by the Company following a Change in Control, each Stock Appreciation Right held by the Grantee that was exercisable as of the date of termination of the Grantee's employment or service shall remain exercisable for a period ending not before the earlier of the first anniversary of the termination of the Grantee's employment or service or the expiration of the stated term of the Stock Appreciation Right.

           8.      Restricted Shares.

          8.1       Grant. The Committee may grant to Eligible Individuals Awards of Restricted Shares, and may issue Restricted Shares in payment in respect of vested Performance Units (as hereinafter provided in Section 9.2), which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Shares shall be subject to the terms and provisions set forth below in this Section 8.

          8.2      Rights of Grantee. Restricted Shares granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank share powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Share Award, the appropriate blank share powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Share Award shall be deposited together with the share powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

          8.3      Non-transferability. Until any restrictions upon the Restricted Shares awarded to a Grantee shall have lapsed in the manner set forth in Section 8.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

           8.4       Lapse of Restrictions.

           (a)      Generally. Restrictions upon Restricted Shares awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine, which restrictions shall be set forth in the Agreement evidencing the Award.

           (b)      Effect of Change in Control. Notwithstanding anything contained in the Plan, unless the Agreement evidencing the Award provides to the contrary, in the event of a Change in Control, all restrictions upon any Restricted Shares shall lapse immediately and all such Shares shall become fully vested in the Grantee.

          8.5      Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Shares or accept the surrender of outstanding Restricted Shares (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

           (a)      Treatment of Dividends. At the time the Award of Restricted Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be deferred until the lapsing of the restrictions imposed upon such Shares and held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Restricted Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Restricted Shares (whether held in cash or as additional Restricted Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Restricted Shares shall be forfeited upon the forfeiture of such Shares. Notwithstanding the foregoing, dividends shall not be deferred to the extent that such deferral would cause the Company not to be treated as a "real estate investment trust" as defined in Section 856 of the Code.

          8.6      Delivery of Shares. Upon the lapse of the restrictions on Restricted Shares, the Committee shall cause a share certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

9.           Performance Awards.

           9.1      Objectives; Performance Units.

           (a)      Performance Objectives. Performance objectives for Performance Awards may be expressed in terms of earnings per Share, pre-tax profits, net earnings or net worth, return on equity or assets, any combination of the foregoing, or any other standard or standards deemed appropriate by the Committee at the time the Award is granted. Performance objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), or a Subsidiary. Performance objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in the Capitalization, a change in the tax rate or book tax rate of the Company or any Subsidiary, or any other event which may materially affect the performance of the Company or a Subsidiary, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company or a Subsidiary.

           (b)      Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units are denominated in Shares and, contingent upon the attainment of specified performance objectives within the Performance Cycle, represent the right to receive payment as provided in Section 9.2(d) of the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, or a percentage of such Fair Market Value; or provided, however, that the Committee may at the time a Performance Unit is granted, specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of the Performance Units to which it relates, the performance objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such objectives must be satisfied.

           (c)      Vesting and Forfeiture. A Grantee shall become vested with respect to the Performance Units to the extent that the performance objectives set forth in the Agreement are satisfied for the Performance Cycle.

           (d) Payment of Awards. Payment to Grantees in respect of vested Performance Units shall be made within sixty (60) days after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 9.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Performance Cycle or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion, shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Restricted Shares, the Committee must determine the extent to which such payment will be in Restricted Shares and the terms of such Restricted Shares at the time the Award is granted.

9.2 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

           (a)      Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made, the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank share powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank share powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the share powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

           (b)      Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 9.3(c) or 9.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

           (c) Lapse of Restrictions. Subject to Section 9.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of performance objectives as the Committee may, in its discretion, determine at the time an Award is granted.

           (d)      Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be deferred until the lapsing of the restrictions imposed upon such Performance Shares and held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares. Notwithstanding the foregoing, dividends shall not be deferred to the extent that such deferral would cause the Company not to be treated as a "real estate investment trust" as defined in Section 856 of the Code.

           (e)      Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a share certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

          9.3       Effect of Change in Control. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control:

           (a)      With respect to the Performance Units, the Grantee shall become vested in a percentage of Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control, a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement.

           (b)      With respect to the Performance Shares, restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

           (c)      The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable performance objectives.

           9.4      Non-transferability. No Performance Awards shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution.

          9.5            Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

10.           Effect of a Termination of Employment or Service.

          The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment or service of the Optionee or Grantee by the Company or a Subsidiary (including a termination or change by reason of the sale of a Subsidiary or a change in status from employee or director to consultant), as the Committee may, in its discretion, determine at the time an Option or Award is granted or thereafter. Notwithstanding the foregoing and unless specifically set forth in an Agreement to the contrary, in the event an Optionee's or Grantee's employment or service with the Company is terminated for Cause, the Option or Award granted to the Optionee or Grantee hereunder shall immediately terminate in full and in the case of Options, no rights thereunder may be exercised, and in all other cases, no payment will be made with respect thereto.

11.           Adjustment Upon Changes in Capitalization; Effect of Certain Transactions.

           (a)      In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of Shares or other shares or securities with respect to which Options or Awards may be granted under the Plan, maximum number and class of Shares or other shares or securities with respect to which Options may be granted to any Eligible Individual during the term of the Plan and the number and class of Shares or other shares or securities which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable.

           (b)      Any such adjustment in the Shares or other shares or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

           (c)      If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different Shares or other shares or securities, such new, additional or different Shares or other shares or securities shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

           (d)      Subject to Sections 6.5, 7.7, 8.4(b) and 9.4, or as otherwise provided in an Agreement, in the event of the liquidation or dissolution of the Company or a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or SAR or payment or transfer in respect of any Award, the same number and kind of shares, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such shares, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options or Awards prior to such Transaction.

12.          Interpretation.

           (a)      The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

           (b)      Unless otherwise expressly stated in the relevant Agreement, each Award (other than Restricted Shares) granted under the Plan is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. Except in the case of death, disability, retirement or a Change in Control, the Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as performance-based compensation.

13.           Termination and Amendment of the Plan.

          The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

           (a)      No such amendment, modification, suspension or termination shall impair or adversely alter any Options, SARs or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

           (b)      To the extent necessary under Section 422 of the Code, Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or applicable law or securities exchange rule, no amendment shall be effective unless approved by the shareholders of the Company in accordance with applicable law and regulations.

14.           Non-Exclusivity of the Plan.

          The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of Stock Options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.           Limitation of Liability.

          As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                (i)      give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

                (ii)      give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                (iii)      limit in any way the right of the Company to terminate the employment of any person at any time; or

                (iv)      be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

16.           Regulations and Other Approvals; Governing Law.

          16.1      Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Maryland without giving effect to conflicts of law principles thereof.

          16.2      The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

          16.3      The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

          16.4      Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

          16.5      Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, (the "Securities Act") and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares or Awards, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares or Awards shall be appropriately amended to reflect their status as restricted securities as aforesaid.

17.           Miscellaneous.

           17.1      Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

           (a)      Withholding of Taxes. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option or the exercise thereof, any Stock Appreciation Right or the exercise thereof, or the grant of any other Award, including, but not limited to, the withholding of cash or Shares which would be paid or delivered pursuant to such exercise or Award or another exercise of Award under this Plan until the Grantee reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Award or another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold. The Committee may permit a Grantee (or any beneficiary or other person authorized to act) to elect to pay a portion or all of any amounts required or permitted to be withheld to satisfy federal, state, local or foreign tax obligations by directing the Company to withhold a number of whole Shares which would otherwise be distributed and which have a Fair Market Value sufficient to cover the amount of such required or permitted withholding taxes.

           (b)      If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Share Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

           (c)      The Committee shall have the authority, at the time of grant of an Option or Award under the Plan or at any time thereafter, to award tax bonuses to designated Optionees or Grantees, to be paid upon their exercise of Options or payment in respect of Awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

18.           Effective Date. The effective date of the Plan shall be the date of its adoption by the Board, and Options and Awards may be granted following the date of adoption by the Board, subject, however, to the approval by the affirmative vote of the holders of a majority of the votes cast at a meeting of shareholders duly held within twelve (12) months of such adoption. If such shareholder approval is not so obtained, then the Plan, and any Options and Awards granted under the Plan, shall be void and of no further force or effect.

CEDAR SHOPPING CENTERS, INC.

2004 ANNUAL MEETNG OF STOCKHOLDERS - JUNE 15, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned stockholder of Cedar Shopping Centers, Inc., a Maryland corporation, hereby appoints Leo S. Ullman and Brenda J. Walker and each of them the proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held at 4:00 PM on June 15, 2004, and at any adjournment or adjournments thereof (the "Meeting"), with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as directed on the reverse side.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

CEDAR SHOPPING CENTERS, INC.

JUNE 15, 2004

PLEASE DATE, SIGN AND MAIL
YOUR PROXY CARD IN THE
ENVELOPE PROVIDED AS SOON AS POSSIBLE.

- Please detach along perforated line and mail in the envelope provided. -

THE BOARD OF DIRECTOS RECOMMENDS A VOTE "FOR" THE ELECTION OF
DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.      To elect 6 nominees for Directors:

NOMINEES:
[ ] [ ] [ ]	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (see instructions below)	( ) ( ) ( ) ( ) ( ) ( )	James J. Burns Richard Homburg Everett B. Miller, III Leo S. Ullman Brenda J. Walker Roger Widmann

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as show here. (X)

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

2.	To approve the 2004 Stock Incentive Plan	FOR AGAINST ABSTAIN [ ] [ ] [ ]

3.	To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2004	[ ] [ ] [ ]

4.	With discretionary authority upon such other matters as may properly come before the Meeting

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED, IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SET FORTH HEREIN, FOR THE 2004 STOCK INCENTIVE PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

Signature of Stockholder Signature of Stockholder	Date: Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.